Exhibit 32.2


                  Certification of Principal Financial Officer
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Carrollton Bancorp on Form 10-Q for the period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof, I, James M. Uveges, as Senior Vice President and Chief Financial Officer of Carrollton Bancorp, hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1) such Form 10-Q for the period ended September 30, 2008 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in such Form 10-Q for the period ended September 30, 2008 fairly presents, in all material respects, the financial condition and results of operations of Carrollton Bancorp.


Date: November 10, 2008

/s/James M. Uveges
----------------------------------------------------
James M. Uveges
Senior Vice President and Chief Financial Officer